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Depending upon who you ask, value investing can often mean different things to different people. It is our belief that value investing will provide the best long-term opportunities for asset growth.

We seek value in companies whose stock is today priced below what our analysis indicates the share prices will be worth in a reasonable period of time, depending on the individual fund.

Typically, these business organizations are in the midst of a transitional period, either because they have been overlooked by most analysts or perhaps they recently endured a temporary setback.

Our objective is to identify these situations, invest in the stock at a low price, and maintain the investment until it reaches its potential.

You may have been hearing about the "value style" of investing. The style involves buying stocks in companies that are fundamentally sound but whose stocks are priced at bargain levels. The idea is to buy and hold the stocks until prices rise, assuming the shares will catch on eventually with the broader investment community. This style is best suited to patient investors with long time horizons.

Value managers search for stocks whose real worth (they project) is more than what their current market prices reflect. For example, a stock might be inexpensive as compared to the broader market because the company has temporarily fallen out of favor with other investors, or its profitability may have suffered.

Value stocks tend to be less volatile than other stocks. Value investors generally pay less and have lower short-term expectations for their stock than "growth" or "momentum" style investors. These stocks tend to have low P/E ratios.

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